Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of First Defiance Financial Corp. (the "Company") on Form 10-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William J. Small, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                               /s/ William J. Small
                                               -----------------------
                                               Chief Executive Officer

March 19, 2003